SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

DREYFUS 100% U.S. TREASURY MONEY MARKET FUND

DREYFUS BASIC MONEY MARKET FUND, INC.

DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND

DREYFUS CASH MANAGEMENT

DREYFUS CASH MANAGEMENT PLUS, INC.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.

DREYFUS GOVERNMENT CASH MANAGEMENT FUNDS

DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUNDS

DREYFUS LIQUID ASSETS, INC.

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

DREYFUS MONEY MARKET INSTRUMENTS, INC.

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS

DREYFUS MUNICIPAL FUNDS, INC.

DREYFUS MUNICIPAL MONEY MARKET FUND, INC.

DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.

DREYFUS NEW YORK AMT-FREE MUNICIPAL MONEY MARKET FUND

DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT

DREYFUS PENNSYLVANIA MUNICIPAL MONEY MARKET FUND

DREYFUS TAX EXEMPT CASH MANAGEMENT FUNDS

DREYFUS TREASURY & AGENCY CASH MANAGEMENT

DREYFUS TREASURY PRIME CASH MANAGEMENT

DREYFUS VARIABLE INVESTMENT FUND

DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.

GENERAL GOVERNMENT SECURITIES MONEY MARKET FUNDS, INC.

GENERAL MONEY MARKET FUND, INC.

______________________________________________________________________ (Name of Registrants as Specified in Charters)

______________________________________________________________________ (Name of Person(s) Filing Proxy Statement, if Other Than the Registrants)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: __________
	(2)	Aggregate number of securities to which transaction applies:__________
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ______________________________________

	(4)	Proposed maximum aggregate value of transaction:__________________
	(5)	Total fee paid: _______________________________________________
☐	Fee previously paid with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:____________________________
	(2)	Form, schedule or registration statement no.:____________
	(3)	Filing party:______________________________________
	(4)	Date filed: _______________________________________

BNY Mellon has been contacted by the Dreyfus Family of Funds (“Dreyfus” or the “Funds”), in our capacity as custodian or trustee to holders of Fund shares, in connection with the shareholder proxy solicitation effort by certain Dreyfus money market funds. We understand that written materials were previously distributed by Dreyfus asking that you approve changes to the Fund’s fundamental policies and investment restrictions, including those relating to borrowing and/or lending. We are contacting you to make you aware of this recent communication, intended for you as the party we understand to have voting discretion.

In its communication to us, Dreyfus indicated that the Funds are in the middle of an important shareholder proxy solicitation effort and they have not yet received some votes.

•          They inquired as to whether proxy materials had been received and indicated that if they had not been received, Broadridge Financial Solutions, Inc. (“Broadridge”), the Funds’ proxy solicitor, could deliver materials to you electronically.

•          Dreyfus also inquired as to participation in the vote, and indicated that anyone who wished to vote by phone could do so by calling Broadridge directly at 1-866-776-7031.

Please note that BNY Mellon is contacting you as your custodian or trustee and is not acting as a proxy solicitation agent for the Funds. Further, BNY Mellon has no recommendation, or discretion, relating to the manner in which you vote, or whether you choose to vote.

Dreyfus indicated that Broadridge representatives are available Monday through Friday, 9:30 AM to 9:00 PM, eastern standard time, and Saturday from 10:00 AM to 6:00 PM, eastern standard time.

If you have any further questions please call Broadridge at the telephone number provided above.